FORM 8-K


                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                             SECURITIES ACT OF 1934

Date of Report (Date of earliest event reported):       October 4, 2001
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                               Global Axcess Corp.
                         Formerly NetHoldings.Com, Inc.
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             (Exact name of registrant as specified in its charter.)


                                     Nevada
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                    (State of incorporation or organization)


            0-17874                                  88-0199674
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   (Commission File Number)               (I.R.S. Employee Identification No.)


           2240 Shelter Island Drive, Suite 202, San Diego, California
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                    (Address of principal executive offices)

                                      92106
                                   (Zip Code)

Registrant's telephone number, including area code:    (619) 243-1163
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                                 Not Applicable
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          (Former name or former address, if changed since last report)






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Item 1.  Changes in Control of Registrant

                  N/A


Item 2.  Acquisition or Disposition of Assets

                  N/A


Item 3.  Bankruptcy or Receivership

                  N/A


Item 4.  Changes in Registrant's Certifying Accountant

                  N/A


Item 5.  Other Events

Effective October 4, 2001, Mr. Richard Wray is no longer an officer and director of the Company.


Item 6.  Resignation of Registrant's Directors

                  N/A


Item 7.  Financial Statements and Exhibits

                  N/A


Item 8.  Change in Registrant's Fiscal Year

                  N/A


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


                                    SIGNATURE



Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            Global Axcess Corp.
                                            Formerly NetHoldings.con, Inc..
                                            (Registrant)



Dated: October 9, 2001                 By:  /s/ Daryl Idler
                                            ------------------------
                                            Daryl Idler
                                            Secretary and Director











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